EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

         In connection with the Quarterly Report of SPO Medical Inc. (the "Company") on Form 10-QSB for the three months ended March 31, 2006 (the "Report") filed with the Securities and Exchange Commission, I, Jeff Feuer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





May 22, 2006                  /s/ JEFF FEUER
                                  -------------------------------------
                                  JEFF FEUER
                                  CHIEF FINANCIAL OFFICER
                                  (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO SPO MEDICAL INC. AND WILL BE RETAINED BY SPO MEDICAL INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.